UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2011
MEDCO HEALTH SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31312	22-3461740

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Parsons Pond Drive, Franklin Lakes, NJ	07417

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 201-269-3400
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment to David B. Snow, Jr. Employment Agreement
(e) On May 24, 2011, the Board of Directors of Medco Health Solutions, Inc. (the “Company”) approved an amendment to the Employment Agreement with David B. Snow, Jr., the Company’s Chairman and Chief Executive Officer. The amendment extended the term of the agreement for a three-year period through March 31, 2015. The material terms of Mr. Snow’s Employment Agreement otherwise remain the same and are described in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on February 13, 2009.
Amendment and Restatement of the 2002 Stock Incentive Plan
(e) At the Company’s 2011 Annual Meeting of Shareholders held on May 24, 2011 (the “2011 Annual Meeting”), the Company’s shareholders approved the amendment and restatement of the 2002 Stock Incentive Plan (the “Stock Plan”). The amendment and restatement of the Stock Plan was approved by the Company’s Board of Directors, subject to approval of the Company’s shareholders, and became effective with such shareholder approval on May 24, 2011.
As a result of such shareholder approval, the Stock Plan was amended and modified to provide, among other items, the following new terms:
•	The term of the Stock Plan was extended until May 24, 2021.
•	The total number of shares of the Company’s common stock authorized for issuance under the Stock Plan was increased by 17,400,000 shares.
•	The Stock Plan now provides that for the purpose of computing shares remaining eligible for issuance under the Stock Plan, for all grants made after December 31, 2010, the share reserve under the Stock Plan will be reduced by: (a) one share for every one share issued pursuant to a stock option, (b) one share for every one share subject to a stock-settled stock appreciation right that is exercised regardless of the number of shares issued upon exercise, and (c) 2.16 shares for every one share issued pursuant to all other awards under the Stock Plan.
•	The Stock Plan now provides that shares tendered in payment of the exercise price for stock options and stock appreciation rights or shares withheld from awards for tax payments or withholding of taxes will not be added back to the share reserve under the Stock Plan.
•	The Stock Plan now generally prohibits the repricing of stock options and stock appreciation rights unless shareholder approval is obtained.
•	Specific performance goals were added to the Stock Plan so that awards may be granted subject to or conditioned upon achievement of performance objectives, which in turn will allow the Company to continue to receive income tax deductions under Internal Revenue Code Section 162(m).
•	The Stock Plan now provides that at least 95% of full value awards (other than performance share awards) granted after December 31, 2010 will vest over a minimum of three years from the grant date. For performance share awards, at least 95% of these awards granted after December 31, 2010 will vest over a minimum of 1 year from the grant date.

•	The Stock Plan now provides for certain vesting acceleration in limited circumstances if a participant is involuntarily terminated other than for cause, or is constructively terminated, in connection with a change in control.
•	The change in control definition in the Stock Plan with respect to a change in ownership of the Company was increased from requiring a 20% to a now 40% change in ownership.
A more complete description of the terms of the Stock Plan and the material amendments and modifications thereto can be found in “Proposal 4. Approval of the Company’s Amended and Restated Stock Incentive Plan” (pages 14 through 23) in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2011.
The foregoing description is qualified in its entirety by reference to the Stock Plan, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 24, 2011, at the 2011 Annual Meeting of Shareholders, the Company’s shareholders approved amendments (the “Amended Charter”) to the Company’s Amended and Restated Certificate of Incorporation (the “Original Charter) to eliminate various supermajority voting provisions. Corresponding amendments (the “Amended Bylaws”) were made to our Amended and Restated Bylaws (the “Original Bylaws”).
The amendments implicate three requirements of the Original Charter and two related requirements of our Original Bylaws. A summary of the changes approved in the Amended Charter is set forth below:
•	Article Fifth of the Original Charter provided that stockholders may adopt, amend or repeal our bylaws only with the affirmative vote of at least eighty percent (80%) of the voting power of all outstanding shares of capital stock. The Amended Charter reduces the shareholder vote required to adopt, amend or repeal our bylaws to a majority of outstanding shares.
•	Article Seventh of the Original Charter included a provision relating to the removal of directors of the Company, which provided that directors may be removed by shareholders only with the affirmative vote of at least eighty percent (80%) of the voting power of all outstanding shares of capital stock. The Amended Charter deletes this provision in its entirety, and therefore the removal of directors by action of shareholders would be governed by the requirements of the Delaware General Corporation Law, which provides that directors may be removed by the holders of a majority of the shares then entitled to vote at an election of directors. Article Seventh was also amended to eliminate transitional provisions relating to the declassification of the Board, which are no longer relevant now that all directors are elected for annual terms.
•	Article Tenth of the Original Charter related to arrangements between the Company and its former parent company, Merck & Co. Inc., and provided that its terms cannot be amended, modified or repealed except by the affirmative vote of holders of at least eighty percent (80%) of the voting power of all outstanding shares. The Amended Charter deletes this provision in its entirety, as no longer pertinent in light of the Company’s separation from Merck & Co, Inc. in 2003.

The Amended Charter was approved by the affirmative vote of at least eighty percent (80%) of the Company’s outstanding shares of Common Stock and the Amended Charter was filed with the Secretary of State of the State of Delaware, and became effective, on May 24, 2011.
On May 24, 2011, corresponding amendments to the Amended Bylaws became effective corresponding to the changes set forth above in Article Fifth and Article Seventh of the Amended Charter. The Amended Bylaws had been previously approved and adopted by the Board, with their effectiveness conditioned upon shareholder approval and effectiveness of the Amended Charter.
Copies of the Amended Charter and the Amended Bylaws are attached as Exhibits 3.1 and 3.2, respectively, to this Form 8-K and are incorporated herein by reference in their entirety. The foregoing summary of certain provisions of these documents is qualified in its entirety by reference thereto.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held its 2011 Annual Meeting on May 24, 2011. At that meeting, shareholders voted on the following matters with the results indicated:
(1) Election of Directors: Shareholders re-elected each of Howard W. Barker, Jr., John L. Cassis, Michael Goldstein, Charles M. Lillis, Myrtle Potter, William L. Roper, David B. Snow, Jr., David D. Stevens and Blenda J. Wilson as Directors of the Company for a term to expire at the 2012 Annual Meeting of Shareholders.

				Broker Non-
	For	Against	Abstain	Votes
Howard W. Barker, Jr., CPA	275,468,389	8,534,011	627,391	59,175,370
John L. Cassis	276,267,119	7,399,657	963,015	59,175,370
Michael Goldstein, CPA	259,341,658	24,639,720	648,413	59,175,370
Charles M. Lillis, Ph.D.	258,368,108	25,619,474	642,209	59,175,370
Myrtle Potter	276,618,783	7,371,308	639,700	59,175,370
William L. Roper, MD, MPH	274,096,495	9,917,984	615,312	59,175,370
David B. Snow, Jr.	275,793,011	8,135,797	700,983	59,175,370
David D. Stevens	272,015,020	11,979,032	635,739	59,175,370
Blenda J. Wilson, Ph.D.	282,607,852	1,385,105	636,834	59,175,370
(2) Ratification of Auditors: The Audit Committee’s appointment of PricewaterhouseCoopers LLP to audit the books and accounts of the Company for fiscal 2011 was ratified with a vote of 341,239,101 shares for, 1,978,485 shares against and 587,575 abstentions.

(3) Approval of Amendments to the Company’s Certificate of Incorporation: The amendments to the Company’s certificate of incorporation were approved with a vote of 340,188,511 shares for, 2,445,497 shares against and 1,171,153 abstentions.
(4) Approval of the Amendment and Restatement of the Company’s 2002 Stock Incentive Plan: The amendment and restatement of the Company’s Stock Plan, as described in Item 5.02 above, was approved with a vote of 243,664,392 shares for, 39,710,046 shares against, 1,255,353 abstentions and 59,175,370 broker non-votes.
(5) Advisory Vote on the Compensation of the Company’s Named Executive Officers: The advisory vote on the compensation of the Company’s named executive officers was approved with a vote of 243,664,392 shares for, 39,710,046 shares against, 1,255,353 abstentions and 59,175,370 broker non-votes.
(6) Advisory Vote on the Frequency of a Shareholder Advisory Vote on the Compensation of the Company’s Named Executive Officers: The advisory vote on the frequency of a shareholder advisory vote on the compensation of the Company’s named executive officers received a vote of 253,703,712 shares for a frequency of every year, 1,726,319 shares for a frequency of every two years, 27,803,987 shares for a frequency of every three years, 1,395,773 abstentions and 59,175,370 broker non-votes. In light of the voting results and other factors, the Board has decided to include the advisory shareholder vote on executive compensation in the Company’s proxy materials on an annual basis until the next required advisory vote on the frequency of the shareholder vote on executive compensation. The Company is required to hold votes on frequency every six years.
(7) Shareholder Proposal Regarding Executive Equity Holding Requirements: A shareholder proposal regarding executive equity holding requirements was defeated with a vote of 74,322,100 shares for, 207,969,300 shares against, 2,338,391 abstentions and 59,175,370 broker non-votes.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Medco Health Solutions, Inc., amended as of May 24, 2011.

3.2	Amended and Restated Bylaws of Medco Health Solutions, Inc., amended as of May 24, 2011.

10.1	Amendment to the Employment Agreement with David B. Snow, Jr. dated May 24, 2011

10.2	Medco Health Solutions, Inc. 2002 Stock Incentive Plan, as amended and restated as of May 24, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCO HEALTH SOLUTIONS, INC.
Date: May 26, 2011	By:	/s/ Thomas M. Moriarty
Thomas M. Moriarty
General Counsel, Secretary and Senior Vice President, Pharmaceutical Strategies and Solutions

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Medco Health Solutions, Inc., amended as of May 24, 2011.

3.2	Amended and Restated Bylaws of Medco Health Solutions, Inc., amended as of May 24, 2011.

10.1	Amendment to the Employment Agreement with David B. Snow, Jr. dated May 24, 2011

10.2	Medco Health Solutions, Inc. 2002 Stock Incentive Plan, as amended and restated as of May 24, 2011.